UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

         Delaware                                          333-147225                                           N/A

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

(Address of principal executive offices, including zip code)

905-824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Company entered into a Definitive Agreement for the Exchange of Common Stock            with Max Great Technology Co. Ltd.  The agreement attached to the Form 8-K that was filed on September 31, 2009 was amended on December 15, 2009 at the request of Max Great Technology Co. Ltd. The Form 8-K/A detailing the change was not filed due to an oversight by our staff. The final Definitive Agreement for the Exchange of Common Stock became effective as of December 15, 2009 and supersedes all prior agreements and understandings.

Item 9.01   Financial Statements and Exhibits

(d)

Exhibits

Exhibit           Description

10.1               Definitive Agreement for the Exchange of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 09, 2012                                         Maxray Optical Technology Co. Ltd.

                                                                                /S/    George Parselias

                                                                               ________________________________

                                                                               George Parselias, CFO

Exhibit 10.1

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

Effective as of this 15th  Day of December, 2009, between Amber Optoelectronics Inc., 2283 Argentia Road Unit 10, Mississauga, Ontario Canada, (hereinafter referred to as ("Amber") and Max Great Technology Co., Ltd, Rm 51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam, (hereinafter referred to as ("MaxGreat") pursuant to which the shareholders of Amber will transfer to the shareholders of  “MaxGreat” 9,000,000 Common Shares of Amber Optoelectronics Inc. Pursuant to this agreement  Amber Optoelectronics Inc. will issue an additional 6,000,000 Restricted Shares from treasury , in exchange for 100% of the total outstanding shares of MaxGreat Technology Co. Ltd. This agreement shall be effective as of the date first stated herein and shall supersede all prior Agreements.

In consideration of the mutual promises, covenants, and representations contained herein,

THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I

TRANSFER OF SECURITIES

Subject to the terms and conditions of this Agreement, Amber and its shareholders agrees to deliver, and the shareholders of "MaxGreat" agrees to accept delivery of the shares of Amber, details as defined herein in Article II sections 201 and 202.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Amber, jointly and severally represent and warrant to "MaxGreat" that the following shall be true and correct in all respects as of the closing (as defined in Article V.  of this Agreement.

2.01 Organization. Amber is a Public Company, a corporation duly organized, validly existing, and in good standing under the laws of The State Of Delaware, has all necessary corporate powers to own properties and carryon a business, and is duly qualified to do business and is in good standing in The State Of Delaware. All actions taken by Amber, the Incorporators, Directors and/or Shareholders of said company have been valid and in accordance with the laws of The State of Delaware.

2.02 Capital. The authorized capital stock of Amber Optoelectronics, is 50,000,000 shares of common stock, $0.001 par value, of which 14,278,850 were registered and issued to 483 shareholders as Free Trading Shares, Other than the 1,778,850 to be reserved for Public Relations, the shareholders of Amber will deliver to the shareholders of ‘MaxGreat’ 9,000,000 and Amber Optoelectronics will issue and deliver 6,000,000 restricted from the treasury to the shareholders of MaxGreat. After the completion of the share exchange the total Amber of Common Shares delivered to Shareholders of MaxGreat will be 15,000,000 shares. The shares to be delivered by the shareholders of Amber have been acquired in a lawful transaction and in accordance with the State of Delaware Corporate Law and are fully paid for and non assessable, free of liens, encumbrances, options and legal and equitable rights of others not a party to this agreement closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Amber to issue any additional shares to MaxGreat.

2.03  Ability to Carry Out Obligations. Amber has the right, power, and authority to enter into, and perform their obligations under this Agreement. The execution and delivery of this Agreement by Amber and the performance by their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the company or the Shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause the company to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of the company or upon the securities of the company to be delivered to "MaxGreat".

2.04 Full Disclosure. None of the representations and warranties made by the Amber, or in any certificate or memorandum furnished or to be furnished by Amber or on their behalf, contains or will contain any untrue statement of a material fact which would be misleading.

2.05 Compliance with Laws. Each party has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to the company. The company has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.

2.06 Litigation. Amber is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the Shareholders, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality.

ARTICLE III

INVESTMENT INTENT

3.01 The 6,000,000 Common Shares issued by Amber to be delivered to MaxGreat pursuant to this Agreement will bear a 144 Legend and may not be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration prior to registration.

ARTICLE IV

REMEDIES

4.01 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Chinese International Economic and Trade Arbitration Commission, Beijing, China in accordance with the Rules of  the Chinese International Economic and Trade Arbitration Commission then existing, and judgment on the arbitration award may be entered in any court thereof, having jurisdiction over the subject matter of the controversy.

4.02 Indemnification. The Parties, jointly and severally agree to indemnify the other against all actual losses, damages and expenses caused by Any material breach of this Agreement or any material misrepresentation contained herein or; (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

ARTICLE V

MISCELLANEOUS

5.01 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

5.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

5.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and

(i)

the failure of any party to insist in anyone or more cases upon the performance of any of  the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions,

(ii)

the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant condition, or provision hereof shall not be deemed a waiver of such breach or failure, and

(iii)

no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

5.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

5.05 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

5.06 Counterparts. This Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.07 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, the personal representatives, successors and assigns of each of the parties to this Agreement, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified postage prepaid, and properly addressed as follows:

Amber Optoelectronics, Inc.

2283 Argentia Road Unit 10,

Mississauga, Ontario, Canada L5M 7L9

MaxGreat Technology (Fujian)  Co., Ltd.

Rm 51, 5th Floor, Britannia House, Jalan Cator,

Bandar Seri Begawan BS 8811,

Negara Brunei Darussalam,

 5.08 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

5.09 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall, survive the closing of this Agreement.

5.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

5.11 Full Disclosure of Liabilities. Amber needs to provide a letter by a U.S. Legal Counsel proving that there are no other debts recorded on the books of the company.

5.12 Priorities of Share Selling. After the share exchange, other than the “Public Relation “ shares when selling the shares for general circulation, the shares shall be sold based on the share ownership ratio of the two parties. If any party violates the terms and conditions stated in this agreement, 30% of the oversold proceeds shall be forfeited to the other party.

5.13 Mutual Release. If there is a dispute on the share exchange or due to any reason other than as stated in Article IV section 4.02, which causes either party,  not able to fulfill the terms and conditions in this agreement, both parties agree to, first resolve the dispute amicably, and try  with best efforts to settle the differences.  If the issues are not resolved and cause default of agreement of either party, both parties agree to hold harmless the other party.

5.13A如果有一个争议股份交换或因任何原因以外，如在第四条第4.02，这导致任何一方未能履行本协议的条款及条件所述，双方同意，首先解决争端友好，并尝试尽最大努力解决分歧。如果这些问题不解决，导致默认情况下，任何一方达成协议，双方同意举行无害另一方

5.14  Interpretation. If there is a conflict in interpretation of 5.13 and 5.13A, both parties agree that the Chinese translation in 5.13A is exactly as stated in 5.13 and if so the Chinese translation shall be used to replace the English paragraph.

AGREED AND ACCEPTED as of this 15th day of December, 2009.

Amber Optoelectronics Inc

             /S/

____________________

John Campana, President

MaxGreat Technology Co. Ltd.

            /S/

___________________

Jennifer Huang,

Authorized to bind the company

______________________________________________________________________________________